Exhibit 99.1

GoLogiq Appoints Company Director, e-Commerce Innovator and Wall Street

Veteran, Granger Whitelaw, as CEO

Whitelaw to Lead Company Global Growth Through Technology-Driven Innovations and Strategic

Acquisitions

NEW YORK, NY, July 12, 2023 – GoLogiq, Inc. (OTC:GOLQ), a U.S.-based global provider of fintech and consumer data analytics, has appointed company director, Granger Whitelaw, as chief executive officer. He succeeds interim CEO Brent Suen who will remain chairman of the board. Whitelaw will continue to serve as a member of the company’s board of directors as well as chairman of GoLogiq’s Asia Pacific Committee.

As CEO, Whitelaw will oversee GoLogiq’s recently acquired GammaRey subsidiary and help lead the company’s global expansion through further strategic acquisitions and product development. GammaRey brought to GoLogiq a financial assets management business with approximately $800 million under advisement, as well as a pipeline of prospective acquisitions.

Whitelaw brings to GoLogiq over 30 years of executive experience in finance, operations, sales, marketing, M&A, corporate governance and business development. He has successfully built and advised multiple businesses across several industries, including media, aviation, racing, entertainment, software, technology, consumer products and real estate, both in the U.S. and internationally. He has raised over $3.4 billion for business projects, and has helped lead numerous mergers, acquisitions, public offerings and private equity financings.

“Granger is an extraordinary innovator and visionary leader who has guided many companies to their highest potential,” noted Suen. “His skills and experience in capital raising, M&A, and technology-driven innovations align perfectly with GoLogiq's new growth strategy. We’re excited that Granger has assumed the responsibilities of this important CEO position and look forward to an exciting future under his new leadership.”

GoLogiq’s recently announced a sale of its fintech assets to Recruiter.com Group (NASDAQ:RCRT) (NASDAQ:RCRTW), a recruiting solutions provider. Given GoLogiq’s new focus on asset management that was created by the GammaRey acquisition, the board of GoLogiq believes the transaction with Recuiter.com will create greater shareholder value versus maintaining the Fintech assets itself. It enables GoLogiq to become a pure play wealth management company with a more clearly definable market valuation, and has helped attract key new management to senior executive positions.

“This is no doubt a very exciting time for GoLogiq as it completes these transformative M&A transactions that add tremendous value to shareholders and a renewed focus,” commented Whitelaw. “I believe in the power of technology to transform industries, and this will be the future for GoLogiq as we work to take its strong base of financial services to a whole new level.”

Granger Whitelaw Bio

Over the last several years, Whitelaw has worked for The Vietnam Group, a business advisory and consulting firm based in Ho Chi Minh City that provides supply chain, financial, governmental and digital services.

Whitelaw is the founder and CEO of the Raybar Group, a global management consulting agency that includes subsidiary companies such as The Vietnam Group, Transpacific Media, Pharmacy Advisors Limited, ParaStem Health, as well as the Lotus Talks podcast.

He is a founding benefactor of the XPrize Foundation and the co-founder and CEO of the Rocket Racing League, where he led the development of software, gaming platforms, and aeronautic technology development. Investors and partners have included Elon Musk, Jeff Bezos, Dr. Bob Hariri, Peter Diamandis, Bill Koch, The Thyssen Family and others.

He founded EBS Ltd in Bermuda, an early SaaS software company where he authored the world's first law for e-commerce digital signatures and settlement. This law has helped establish the legal framework for online commerce used worldwide today.

He also served as EVP of CoreCommerce, a leading SaaS eCommerce platform acquired in 2016 by a group of entrepreneurs and business executives. He is a founding partner of TrendSphere, a Think Tank for CIOs. Whitelaw also earlier served as banker at a leading investment bank, Cowan Financial Group, in New York City.

Whitelaw serves on the board of directors for BZani Animation. He served on the board of directors of Coffee Masters, Vemics, 360 Global Wine Co, and TRG International. He also served as chairman of the board for Benfe Motors, an electric motorcycle manufacturer and distributor in Southeast Asia.

As an avid philanthropist, Whitelaw has founded several organizations aimed at making a difference in the world. This includes the Amber Development Group for the Amber Alert program, a technology platform that helps to locate missing children.

About GoLogiq

GoLogiq Inc. is a U.S.-based global provider of fintech and mobile solutions for digital transformation and consumer data analytics. Its software platforms are comprised of CreateApp, a mobile app development and publishing platform for small-to-medium sized businesses; AtozGo™, a ‘hyper-local’ app-based delivery platform; AtozPay™, an eWallet for mobile top-up, e-commerce purchases, bill payment and microfinance; and Radix™, a Big Data analytics platform.

The company’s GammaRey subsidiary provides wealth management, direct-to-consumer lending platforms, mortgage broking, accounting, taxation advice, reporting, structuring, and solutions for individual investors and small-to-medium businesses in Australia. It also offers compliance services under its subsidiary’s Australian Financial Services License, including advice regarding Managed Investment Schemes (MIS), Self-Managed Superannuation Funds (SMSF) and other ancillary services.

To learn more, go to gologiq.com or follow the company on twitter: $GOLQ and @gologiq.

Important Cautions Reading Forward-Looking Statements

This press release contains certain forward-looking statements and information, as defined within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the Safe Harbor created by those sections. This press release also contains forward‐looking statements and forward‐looking information within the meaning of United States securities legislation that relate to GoLogiq’s current expectations and views of future events. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as “will likely result”, “are expected to”, “expects”, “will continue”, “is anticipated”, “anticipates”, “believes”, “estimated”, “intends”, “plans”, “forecast”, “projection”, “strategy”, “objective” and “outlook”) are not historical facts and may be forward‐looking statements and may involve estimates, assumptions and uncertainties which could cause actual results or outcomes to differ materially from those expressed in such forward‐looking statements. No assurance can be given that these expectations will prove to be correct and such forward‐looking statements included in this press release should not be unduly relied upon.

These statements speak only as of the date of this press release. Forward‐looking statements are based on a number of assumptions and are subject to a number of risks and uncertainties, many of which are beyond GoLogiq’s control, which could cause actual results and events to differ materially from those that are disclosed in or implied by such forward-looking statements. Factors that may cause actual future events to differ materially from the expected results, include, but are not limited to: (i) the risk that the merger between Recruiter.com and GoLogiq SPV (or similarly formed subsidiary to effectuate the transaction) (the “Merger”) may not be completed in a timely manner or at all,  (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Agreement by the stockholders of Recruiter.com and GoLogiq, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement, (iv) the receipt of an unsolicited offer from another party for an alternative transaction that could interfere with the Merger, (v) the effect of the announcement or pendency of the transaction on GoLogiq’s business relationships, performance, and business generally, (vi) the inability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, competition and the ability of the post-Merger company to grow and manage growth profitability and retain its key employees, (vii) costs related to the Merger, (viii) the outcome of any legal proceedings that may be instituted against Recruiter.com and GoLogiq following the announcement of the proposed merger, (ix) the ability to maintain the listing of Recruiter.com’s securities on Nasdaq, (x) the ability to implement business plans, forecasts, and other expectations after the completion of the Merger, and identify and realize additional opportunities, (xi) the risk of downturns and the possibility of rapid change in the highly competitive industry in which GoLogiq operates, (xii) the risk that GoLogiq may not sustain profitability, (xiii) the risk that GoLogiq may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all, (xiii) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations, (xiv) the risk of product liability or regulatory lawsuits or proceedings relating to the products and services of GoLogiq, (xv) the risk that GoLogiq is unable to secure or protect its intellectual property,  and (xvi) the risk that the securities of the post-Merger company will not be approved for listing on Nasdaq or if approved, maintain the listing.  The foregoing list of factors is not exhaustive. In particular and without limitation, this press release also contains forward‐looking statements regarding the appointment of Granger Whitelaw as CEO, our products and services, the use and/or ongoing demand for our products and services, expectations regarding our revenue and the revenue generation potential of our products and services, our partnerships and strategic alliances, the impact of global pandemics (including COVID-19) on the demand for our products and services, industry trends, overall market growth rates, our growth strategies, the continued growth of the addressable markets for our products and solutions, our business plans and strategies, our ability to apply to and meet the listing standards and approvals for Nasdaq, NYSE, or other senior exchange, our global expansion efforts, our ability to successfully locate and consummate any contemplated strategic transactions  or other acquisitions, the structure of any such transaction, timing of such transaction, and the valuation of the businesses after completion of any such transaction, if any, and other risks described in the Company’s prior press releases and in its filings with the Securities and Exchange Commission (SEC) including its Annual Report on Form 10-K and any subsequent public filings.

GoLogiq undertakes no obligation to update or revise any forward‐looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. New factors emerge from time to time, and it is not possible for GoLogiq to predict all of them, or assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward‐looking statement. Any forward‐looking statements contained in this press release are expressly qualified in their entirety by this cautionary statement.

GoLogiq Company Contact:
Brent Suen, Chairman
GoLogiq, Inc.

Email Contact

GoLogiq Investor Relations:
Ron Both
CMA Investor Relations
Tel (949) 432-7566
Email contact

GoLogiq Media & ESG Contact:
Tim Randall
CMA Media Relations
Tel (949) 432-7572
Email contact